UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As reported in a Current Report on Form 8-K filed by Sono-Tek Corporation (the “Company”) on December 10, 2018, Christopher L. Coccio, Chairman of the Board and Chief Executive Officer of the Company, entered into a prearranged stock trading plan (the “10b5-1 Plan”) in accordance with the Securities and Exchange Commission’s ("SEC") Rule 10b5-1.  The 10b5-1 Plan provided for the sale of up to 120,761 shares of the Company's common stock.  On January 16, 2019, Dr. Coccio provided notice of termination of the 10b5-1 Plan.

At the time of termination, sales of 600 shares had been made pursuant to the 10b5-1 Plan.  All transactions under the 10b5-1 Plan have been disclosed through Form 4 filings with the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

January 18, 2019